EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Transition Report on Form 10-KSB for the Seven-Month Period Ended December 31, 2004 (the "Report") by SeaLife Corporation ("Registrant"), the undersigned hereby certifies that:

1. to the best of my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. to the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.





                                     /s/ Robert McCaslin
Date:  April 8, 2005                 -------------------------------------
                                     Robert McCaslin
                                     President and Chief Executive Officer,
                                     Chief Financial Officer